Exhibit 99.1

Welcome to Spacetech Day 2023

MARGO DE NARAY Vice President & General Manager ™ Space Products and Services — Astra Spacecraft Engine

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are “forward-looking statements”. Forward- Accordingly, none of Astra nor its respective affiliates and advisors makes any representations looking statements may be identified by the use of words such as “anticipate”, “believe”, as to the accuracy or completeness of these data. Certain amounts related to the transaction “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict described herein have been expressed in U.S. dollars for convenience and, when expressed in or indicate future events or trends or that are not statements of historical matters. These U.S. dollars in the future, such amounts may be different from those set forth herein. forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. Astra forward-looking statements. Due to known and unknown risks, actual results may differ believes that these non-GAAP measures of financial results provide useful information to materially from Astra’s expectations or projections, including the following factors, among management and investors regarding certain financial and business trends relating to Astra’s others: (i) the failure to meet projected development and launch targets, including as a result financial condition and results of operations. Astra’s management uses certain of these non- of the decisions of governmental authorities or other third parties not within our control, GAAP measures to compare Astra’s performance to that of prior periods for trend analyses and weather and other suboptimal conditions that may it difficult to perform a launch attempt; (ii) for budgeting and planning purposes. changes in applicable laws or regulations; (iii) the ability of Astra to meet its financial and strategic goals, due to, among other things, competition; (iv) the ability of Astra to pursue a All rights to the trademarks, copyrights, logos and other intellectual property listed herein growth strategy and manage growth profitability; (v) the possibility that Astra may be belong to their respective owners and Astra’s use thereof does not imply an affiliation with, or adversely affected by other economic, business, and/or competitive factors; (vi) the effect of endorsement by the owners of such trademarks, copyrights, logos and other intellectual the COVID-19 pandemic on Astra, (vii) the ability to manage its cash outflows during its property. Solely for convenience, trademarks and trade names referred to in this Presentation business operations and (vii) other risks and uncertainties described herein, as well as those may appear with the ® or ™ symbols, but such references are not intended to indicate, in any risks and uncertainties discussed from time to time in other reports and other public filings way, that such names and logos are trademarks or registered trademarks of Astra. with the Securities and Exchange Commission by Astra. This Presentation contains statistical data, estimates and forecasts that have been provided by Astra and/or are based on independent industry publications or other publicly available information, as well as other information based on Astra’s internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Astra and/or contained in these industry publications and other publicly available information.

CHRIS KEMP Founder, Chairman, and CEO

OUR MISSION: ® IMPROVE LIFE ON EARTH FROM SPACE

ACCESS TO SPACE REMAINS A CHALLENGE TO MEET GROWING DEMAND 45,000 40,746 40,000 35,000 40,000+ satellites to be built + launched Today (1) between 2020-2029 30,000 $100+ Billion launch market revenue over the 25,00 0 (2) next decade 20,000 The global space economy hit $469B in 2021 15,000 (3) the fastest rate of growth in 7 years at 9% 10 ,000 4,062 5,000 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Source: Wall Street Research, Space Capital. (1) Based on Euroconsult and Astra Management estimates. (2) Factors in Euroconsult and Management estimates for satellite launches. (3) Source: Space Foundation database / SpaceFoundation.org TOTAL SATELLITES LAUNCHED

GLOBAL BROADBAND CONNECTIVITY INTERNET OF THINGS Global demand for broadband connectivity in unserved and underserved communities IoT connected devices help in many use cases (autonomous cars, fleet management etc.) ENVIRONMENTAL CONSERVATION WEATHER & CLIMATE MONITORING Satellite data helps identify illegal logging, illegal fishing and illegal wildlife trade that account Over half of essential climate variables can only be measured from space for more than $73B per year

LAUNCH SERVICES SPACE PRODUCTS

RELIABILITY & SCALE

ROCKET 4

FACTORY LAUNCH SYSTEM ROCKET 4 ROCKET PRODUCTION LINE

FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP ROCKET PRODUCTION LINE

FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP QUALITY CONTROL LAB ROCKET PRODUCTION LINE

FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP QUALITY CONTROL LAB ROCKET TEST STANDS PRODUCTION LINE

FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP LAUNCHER QUALITY CONTROL LAB ROCKET TEST STANDS PRODUCTION LINE

SOFTWARE FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP MISSION CONTROL LAUNCHER QUALITY CONTROL LAB ROCKET TEST STANDS PRODUCTION LINE

SOFTWARE FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP MISSION CONTROL LAUNCHER QUALITY CONTROL LAB DATA PLATFORM ROCKET TEST STANDS PRODUCTION LINE

SOFTWARE FACTORY LAUNCH SYSTEM ROCKET 4 MACHINE SHOP MISSION CONTROL LAUNCHER QUALITY CONTROL LAB DATA PLATFORM ROCKET TEST STANDS LAUNCH SYSTEM SIMULATOR PRODUCTION LINE

FACTORY DESIGNED TO PRODUCE 1 ROCKET PER DAY MACHINE SHOP 100% OF CRITICAL COMPONENTS PASS THROUGH OUR QUALITY CONTROL LAB NEXT DAY PART PRODUCTION QUALITY CONTROL LAB ABILITY TO TEST NEARLY EVERYTHING ON SITE ROCKET TEST STANDS PRODUCTION LINE

LAUNCH SYSTEM MOBILE ROCKET 4 SMALL TEAM OPERATION 1-DAY TURNAROUND CAPABILITY LAUNCHER

SOFTWARE MISSION CONTROL TWO PERSON MISSION CONTROL DESIGNED FOR 24-HOUR CONOPS SIMULATES FULL LAUNCH SYSTEM DATA PLATFORM LAUNCH SYSTEM SIMULATOR

TEST FLIGHTS STARTING 2023

DR. ADAM LONDON Founder and CTO

RELIABILITY

DESIGN FAILURES + PROCESS FAILURES + RANDOM FAILURES

RELIABLE DESIGN

RELIABLE DESIGN DEPENDABLE MANUFACTURING

RELIABLE DESIGN DEPENDABLE MANUFACTURING ROBUST TEST AND LAUNCH OPERATIONS

RELIABLE DESIGN

RELIABLE DESIGN

RELIABLE DESIGN

RELIABLE DESIGN

RELIABLE DESIGN

RELIABLE DESIGN

DEPENDABLE MANUFACTURING

DEPENDABLE MANUFACTURING

ROBUST TEST & OPERATIONS

ROBUST TEST & OPERATIONS IMAGE COURTESY OF URSA MAJOR

ROBUST TEST & OPERATIONS

ROBUST TEST & OPERATIONS

MARGO DE NARAY Vice President & General Manager ™ Space Products and Services — Astra Spacecraft Engine

™ ASTRA SPACECRAFT ENGINE Flight-Proven Electric Propulsion Systems • Scaling to serve constellations • Currently at work on orbit • 800+ on orbit burns

ORBIT RAISING STATION KEEPING COLLISION AVOIDANCE DE-ORBITING

COMPACT & RELIABLE THRUSTER ™ ASTRA SPACECRAFT ENGINE SYSTEM OVERVIEW RADIATION HARDENED POWER PROCESSING UNIT THRUST: 25 mN SPECIFIC IMPULSE: 1,400 s FEED SYSTEM WITH HERITAGE COMPONENTS TOTAL IMPULSE: 300 kN-s INPUT POWER: 400 W VOLTAGE: 27-34 V DC FLIGHT-PROVEN PROPELLANT TANK

300 278 25 0 237 200 860% increase in 278 CUMULATIVE committed orders 151 COMMITTED ORDERS OF THE since January 1, 2022 150 TM ASTRA SPACECRAFT ENGINE 104 100 62 50 29 15 15 14 10 0 Dec-20 Apr-21 Jul-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23

9 ASTRA SPACECRAFT ENGINES ON ORBIT!

SPACECRAFT PROPULSION KIT

ONE MORE THING…